UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2025 ( August 25, 2025 )

FLORA GROWTH CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3230 W. Commercial Boulevard, Suite 180
 Fort Lauderdale, Florida, United States 33132
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 25, 2025, Harold Wolkin, a director of Flora Growth Corp., an Ontario corporation (the "Company"), passed away. Prior to his passing, Mr. Wolkin served as an "Independent Director", as defined in Nasdaq Listing Rule 5605(a)(2), of the Company's audit committee, the compensation committee, and the nominating and corporate governance committee of the Board of Directors of the Company (the "Board"). On August 26, 2025, Nasdaq was informed that because of Mr. Wolkin's passing, the Company is no longer in compliance with certain Corporate Governance Requirements as set forth in Nasdaq Listing Rule 5605.

Pursuant to Nasdaq Listing Rule 5605(b)(1), a majority of the Board of a listed company must be comprised of Independent Directors. With Mr. Wolkin's passing, the Board is currently comprised of only four members, Sammy Dorf, Clifford Starke, Edward Woo and Manfred Leventhal. Only two of the four, Mr. Woo and Mr. Leventhal, qualify as Independent Directors. Therefore, the Company's Board is no longer comprised of a majority of Independent Directors as required by Nasdaq Listing Rule 5605(b)(1).

Pursuant to Nasdaq Listing Rule 5605(c)(2)(A), a listed company must have an audit committee of at least three members, each of whom must be an Independent Director and meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). With Mr. Wolkin's passing, the Company's audit committee is currently comprised of only two members, Mr. Woo and Mr. Leventhal, each of whom meet the independence requirements set forth in Nasdaq Rule 5605(a)(2) and Rule 10-A3(b)(1) of the Exchange Act. Therefore, the Company's audit committee is no longer comprised of at least three members meeting the aforementioned independence requirements as required by Nasdaq Listing Rule 5605(c)(2)(A).

The Company is in the process of reviewing and evaluating potential options to regain compliance with Nasdaq Listing Rules 5605(b)(1) and 5605(c)(2)(A) within the cure period set forth in 5605(b)(1)(A), which will be before the earlier of one year from August 25, 2026 and the next annual meeting.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information concerning Mr. Wolkin's passing contained in Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Board, executive leadership and employees of the Company extend their deepest condolences to Mr. Wolkin's family and express gratitude for his leadership and contributions to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORA GROWTH CORP.

Date: August 27, 2025	By:	/s/ Clifford Starke
	Name:	Clifford Starke
	Title:	Chief Executive Officer